                                             Registration Statement No. 33-63927
                                                                       811-07411

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 4

                                       to

                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


A.  Exact Name of Trust: THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


B.  Name of Depositor:  THE TRAVELERS LIFE AND ANNUITY COMPANY


C.  Complete Address of Depositor's Principal Executive Offices:

              One Tower Square,
              Hartford, Connecticut 06183

D.  Name and Complete Address of Agent for Service:

               Ernest J. Wright, Secretary
               The Travelers Life and Annuity Company
               One Tower Square
               Hartford, Connecticut 06183

It is proposed that this filing will become effective (check appropriate box):

_______      immediately upon filing pursuant to paragraph (b)
____X__      on May 1, 2000 pursuant to paragraph (b)
_______      60 days after filing pursuant to paragraph (a)(1)
_______      on __________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

_______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

_______ Check the box if it is proposed that this filing will become effective on ____ at ___ pursuant to Rule 487. ______

                         RECONCILIATION AND TIE BETWEEN

                           FORM N-8B-2 AND PROSPECTUS

Item No. of
Form N-8B-2           CAPTION IN PROSPECTUS
-----------           ---------------------
        1             Cover page
        2             Cover page
        3             Not applicable
        4             The Insurance Company; Distribution
        5             The Travelers Fund UL II for Variable Life Insurance
        6             The Travelers Fund UL II for Variable Life Insurance
        7             Not applicable
        8             Not applicable
        9             Legal Proceedings and Opinion
        10            Prospectus Summary; The Insurance Company; The Travelers
                      Fund UL II for Variable Life Insurance, The Investment
                      Options; The Policy; Transfers of Cash Value; Cash Value
                      and Cash Surrender Value; Voting Rights; Disregard of
                      Voting Rights; Dividends; Lapse and Reinstatement
        11            Prospectus Summary; The Investment Options
        12            Prospectus Summary; The Investment Options
        13            Charges and Deductions; Distribution of the Policies
        14            The Policy
        15            Prospectus Summary; Allocation of Premium Payments
        16            The Investment Options; Allocation of Premium Payments
        17            Prospectus Summary; Right to Cancel Period; Cash Value and Cash Surrender
                        Value; Policy Loans; Exchange Rights
        18            The Investment Options; Charges and Deductions; Federal Tax
                        Considerations; Dividends
        19            Statements to Policy Owners
        20            Not applicable
        21            Policy Loans
        22            Not applicable
        23            Not applicable
        24            Not applicable
        25            The Insurance Company
        26            Not applicable
        27            The Insurance Company
        28            The Insurance Company; Management
        29            The Insurance Company
        30            Not applicable
        31            Not applicable
        32            Not applicable
        33            Not applicable
        34            Not applicable
        35            The Insurance Company; Distribution of the Policies
        36            Not applicable
        37            Not applicable
        38            Distribution of the Policies
        39            The Insurance Company; Distribution of the Policies
        40            Not applicable
        41            The Insurance Company; Distribution of the Policies
        42            Not applicable

Item No. of
Form N-8B-2           CAPTION IN PROSPECTUS
-----------           ---------------------
        43            Not applicable
        44            Allocation of Premium Payments; Accumulation Unit Values
        45            Not applicable
        46            Cash Value and Cash Surrender Value
        47            The Investment Options
        48            Not applicable
        49            Not applicable
        50            Not applicable
        51            Prospectus Summary; The Insurance Company; The Policy; Death
                      Benefits and Lapse and Reinstatement
        52            The Investment Options; Substitution
        53            Federal Tax Considerations
        54            Not applicable
        55            Not applicable
        56            Not applicable
        57            Not applicable
        58            Not applicable
        59            Financial Statements

                           UNDERTAKING TO FILE REPORTS


Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

Sections 33-770 et seq, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

-    The facing sheet.

-    The Prospectus.

-    The undertaking to file reports.

-    The signatures.

ATTACHMENTS:

    A. Consent of Katherine M. Sullivan, General Counsel, to the filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 11 below.)

    B. Consent and Actuarial Opinion pertaining to the illustrations contained in the Prospectus.

    C.     Consent of KPMG LLP, Independent Certified Public Accountants.

    D.     Powers of Attorney (See Exhibit 12 below)

EXHIBITS:

    1. Resolution of the Board of Directors of The Travelers Life and Annuity Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Registration Statement on Form S-6 filed November 2, 1995.)

    2.     Not applicable.

 3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Life and Annuity Company and CFBDS, Inc. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 333-60215, filed November 9, 1998.)

 3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-60215, filed November 9, 1998.)

    3(c). Agents Agreement, including schedule of sales commissions. (Incorporated herein by reference to Exhibit 3(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed April 25, 1997.)

    4.     None

    5.     Variable Life Insurance Policy. (Incorporated herein by reference to
           Exhibit 5 to Registration Statement on Form S-6 filed November 2, 1995.)

    6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

    6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

    7.     None
    8.     None
    9.     None

    10. Application for Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 10 the Post-Effective Amendment No. 2 to the Registration Statement on form S-6 filed April 24, 1998.)

    11. Opinion of Counsel regarding the legality of securities being registered. (Incorporated herein by reference to Exhibit 11 the Post-Effective Amendment No. 2 to the Registration Statement on form S-6 filed April 24, 1998.)

    12. Powers of Attorney authorizing Jay S. Fishman or Ernest J. Wright as signatory for Michael A. Carpenter, Robert I. Lipp, Charles O. Prince, III, Marc P. Weill, Irwin R. Ettinger, Donald T. DeCarlo and Christine B. Mead. (Incorporated herein by reference to Exhibit 12 to Registration Statement on Form S-6 filed November 2, 1995.)

    12(b) Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn
           D. Lammey.

    13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 13 to the Registration Statement on Form S-6 filed April 25, 1996.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Fund UL II for Variable Life Insurance, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 25th day of April, 2000.


              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE
                                  (Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (Depositor)

                                    By:*GLENN D. LAMMEY
                                       -----------------------------------------
                                       Glenn D. Lammey, Chief Financial Officer,
                                       Chief Accounting Officer and Controller



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 25th day of April 2000.



*GEORGE C. KOKULIS               Director, President and Chief Executive Officer
--------------------------       (Principal Executive Officer)
 (George C. Kokulis)


*KATHERINE M. SULLIVAN           Director
--------------------------
 (Katherine M. Sullivan)


*MARC P. WEILL                   Director
--------------------------
 (Marc P. Weill)



*By: /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

Attachment
  or
Exhibit
  No.             Description                                                 Method of Filing
-------           -----------                                                 ----------------
ATTACHMENTS::

B.       Consent and Actuarial Opinion pertaining to the illustrations          Electronically
         contained in the Prospectus.

C.       Consent of KPMG LLP, Independent Certified Public Accountants.         Electronically
         Public Accountants.


Exhibits:

12(b)    Powers of Attorney authorizing Ernest J. Wright or Kathleen A.         Electronically
         McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn D. Lammey

                                                                    ATTACHMENT B





Re: Travelers' MarketLife  (File No. 33-63927)


Dear Sir or Madam:

In my capacity as Actuary of The Travelers Life and Annuity Company, I have provided actuarial advice concerning Travelers' MarketLife product. I also provided actuarial advice concerning the preparation of the Registration Statement on Form S-6, File No. 33-63927 (the "Registration Statement") for filing with the Securities and Exchange Commission under the Securities Act of 1933 in connection with the Policy.

In my opinion the illustrations of benefits under the Policies included in the prospectus under the caption "Illustrations of Death Benefit, Cash Values and Cash Surrender Values" are, based on the assumptions stated in the illustrations, consistent with the provisions of the Policies. Also, in my opinion the age selected in the illustrations is representative of the manner in which the Policies operate.

I hereby consent to the use of this opinion as an exhibit to the Registration Statement.

Very truly yours,




/s/Mahir Dugentas, ASA, MAAA
Pricing Actuary
Product Development
April 25, 2000

                                                                    ATTACHMENT C





               Consent of Independent Certified Public Accountants




Board of Directors
The Travelers Life and Annuity Company

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



KPMG LLP

/s/KPMG LLP
Hartford, Connecticut
April 25, 2000

                                                                   EXHIBIT 12(b)

              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL II for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April 2000.


                                 /s/George C. Kokulis
                                 Director, President and Chief Executive Officer The Travelers Life and Annuity Company

              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a Director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL II for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.


                                          /s/Katherine M. Sullivan
                                          Director
                                          The Travelers Life and Annuity Company

              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, GLENN D. LAMMEY of Simsbury, Connecticut, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL II for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.


                                         /s/Glenn D. Lammey
                                         Chief Financial Officer,
                                         Chief Accounting Officer and Controller
                                         The Travelers Life and Annuity Company